UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2020

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Broadway, Suite 17-105, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(720) 240-9546
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On December 29, 2020, MassRoots, Inc., a Delaware corporation (the “Company”), issued a press release announcing that it had entered into a Letter of Intent to purchase the technology platform of Herbfluence, Inc., a Delaware corporation (“Herbfluence”, and the “Letter of Intent”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company has also made available a slide presentation about the Company’s business, a copy of which is attached hereto as Exhibit 99.2 (the “Investor Presentation”) and may also be used, from time to time, to present and/or distribute to the investment community and utilize at various industry and other conferences.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s public filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosure.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On December 28, 2020, the Company and Herbfluence, Inc., a Delaware corporation (“Herbfluence”), entered into the Letter of Intent setting forth the terms of a potential acquisition pursuant to which the Company would acquire Herbfluence’s technology platform and certain related assets (collectively, the “Assets”). As consideration for the Assets, the Company would issue to Herbfluence 12.5 shares of a newly-created Series Z preferred stock with a stated value of $20,000 per preferred share (the “Series Z Preferred Stock”). The Certificate of Designations, Preferences and Rights of the Series Z Preferred Stock would be similar in form and terms to that of the Company’s Series X Preferred Stock.

Pursuant to the Letter of Intent, upon the conclusion of standard legal and business due diligence on the Company and Herbfluence, the parties will agree to the terms of a definitive agreement and other related documentation customary for transactions of this type that contain (among other things) customary representations, warranties and indemnities, and a tax structure that is satisfactory to Herbfluence and the Company (the “Definitive Agreements”). Pursuant to the Letter of Intent, the parties will use commercially reasonable efforts to consummate and make effective the transactions contemplated by the Letter of Intent, including by negotiating and executing such Definitive Agreements and other documentation. Until such time as the Letter of Intent is replaced by any such further documentation, the Letter of Intent will memorialize the proposed terms and obligations of the parties.

The Company expects to close the transactions contemplated by the Letter of Intent on or before January 31, 2021, unless an extension is mutually agreed to by the parties thereto; however, there can be no assurance that the Company will be able to complete the proposed transactions on the anticipated terms and timing, or at all.

The foregoing description of the Letter of Intent does not purport to be complete and is qualified in its entirety by the full text of the Letter of Intent, which has been attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.3 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1*	Press Release issued on December 29, 2020.
99.2*	MassRoots December 2020 Investor Presentation
99.3*	Letter of Intent by and between MassRoots, Inc. and Herbfluence, Inc., dated December 28, 2020.

*	Furnished herewith.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: December 29, 2020	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer

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